Exhibit 10.17

April 14, 2004

Mr. George Young
Fellows Energy Ltd.
8716 Arapahoe Road
Boulder, CO 80303

RE: Letter Agreement
Election to Purchase
Bacaroo Project
Baca County, Colorado

Dear George:

Pursuant to our Exploration Services Funding Agreement dated January 26, 2004 (“EFSA”), this letter shall serve as Fellows Energy Ltd.’s (“Fellows”) election and agreement to purchase the Bacaroo Project. Thomasson Partners Associates, Inc. (“Thomasson”) and Fellows shall herein be collectively referred to as the “Parties.” The Parties hereby agree as follows:

1.	Subject to the terms and conditions of the EFSA, the Bacaroo Project was shown to Fellows as a formal presentation on March 9, 2004.

2.
Pursuant to Thomasson’s Exploration Service Funding Agreement with The Houston Exploration Company (“Houston”) dated January 13, 2003, the Circus Project was also shown to Houston. Houston has elected not to participate in this Project.

3.	Subject to the terms and conditions of the EFSA, Fellows hereby elects and agrees to purchase one hundred percent (100.00%) of the Bacaroo Project.

4.	Subject to the terms and conditions of the EFSA That the geographical definition of the Area of Mutual Interest for the Bacaroo Project, shall be as follows:

All of Townships 32 South, Ranges 41 through 46 West, 6th PM.
All of Townships 33 South, Ranges 41 through 46 West, 6th PM.
All of Townships 34 South, Ranges 41 through 46 West, 6th PM.
All of Townships 35 South, Ranges 41 through 46 West, 6th PM.,
(all township are located in Baca County, Colorado)

5.
That Fellows’ election date to purchase the Bacaroo Project shall be April 14, 2004 and that fifty percent (50%) of Thomasson’s Project Fee, as defined in the EFSA, shall be paid to Thomasson by Fellows no later that April 26, 2004.

6.	That all of the terms and conditions contained in the EFSA shall govern Fellows’ operations on and in the Bacaroo Project.

Please signify your acceptance and agreement to the foregoing by signing and returning one (1) copy of this letter to the undersigned.

Very truly yours,

/s/ JAMES E. SULLIVAN
James E. Sullivan, as attorney-in-fact for
Thomasson Partner Associates, Inc.

AGREED TO AND ACCEPTED this _____ day of ____________, 2004:

January 23, 2004
Letter of Intent Agreement
FELLOWS ENERGY LTD.

By /s/ GEORGE S. YOUNG
George S. Young
President